Alliance
                               Variable Products
                                  Series Fund
                             Total Return Portfolio



                                 Annual Report
                               December 31, 2002

                        Investment Products Offered
                          < Are Not FDIC Insured
                          < May Lose Value
                          < Are Not Bank Guaranteed

Total Return Portfolio                    Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Letter To Investors

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Total Return Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks to achieve a high return through a combination of current income and capital appreciation. The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics) and common stocks.

 INVESTMENT RESULTS
 Periods Ended December 31, 2002

                  Total Returns
                                                  Since
                          1 Year     5 Years    Inception*
                        =========  ==========  ============
Alliance Total
Return Portfolio         -10.58%      5.10%        8.84%

60% S&P 500
Stock Index/
40% LB Gov't/
Credit Bond
Index                    -10.40%      2.30%        7.74%


Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Portfolio's inception date is 12/28/92.

The 60% S&P 500 S&P Stock Index/40% LB Government/Credit Bond Index represents a 60%/40% blend of both indices. The unmanaged Standard and Poor's (S&P) 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market. The Lehman Brothers Government/Credit Bond Index represents a combination of two indices. The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1- 3 Year Government Index and the 20-Year Treasury Index. The Lehman Brothers Credit Bond Index includes all publicly issued fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Total Return Portfolio.

Over the 12-month period ended December 31, 2002, the Portfolio slightly underperformed its benchmark, returning -10.58% as compared to the 60% Standard & Poor's (S&P) 500 Stock Index/40% Lehman Brothers Government/Credit Bond Index's return of -10.40%. The Portfolio's relative underperformance was a result of two of its large holdings, Tyco International and Dynegy. These companies became embroiled in the loud and violent corporate governance/liquidity debate that occurred in 2002, and their stocks suffered significant declines. These two holdings alone shaved about 600 basis points off of the Portfolio's full year performance, the worst of which was confined to the first half of the year.

The Portfolio began the year positioned rather defensively -- with large holdings in consumer staples and health care -- as our valuation work indicated that several of the more economically sensitive areas of the market (such as technology or industrials) were a bit ahead of themselves on a price basis.

Over the course of the year, we noted changes in relative valuations and acted accordingly. As more defensive stocks began to look expensive, we trimmed positions and added to earnings variable companies, such as technology, as price declines seemed to overshoot on the downside. As such, we ended the year with overweight positions in the health care and technology sectors and an underweight position in the utilities sector.

MARKET REVIEW AND OUTLOOK
Overall, 2002 was a volatile year. After recovering from the lingering aftershocks of September 11th during the first quarter, a wave of corporate scandals and highly publicized bankruptcies sent shivers down the market's spine in the second quarter. Any stock with a hint of trouble was quickly disposed of, regardless of price, as investors sought safety at the expense of rich valuations. As corporate malfeasance faded from the headlines toward the end of the third quarter, volatility died down a bit and equity values recovered into the fourth quarter. Unfortunately, however, December saw renewed war rhetoric take center stage and, with escalating tensions in Iraq on investors' minds, the market ended the year on a sour note. The S&P 500 Stock Index delivered its third year of double-digit losses.

With all the bad that came in 2002, there are still some shreds of good to be found that may portend a brighter 2003. A huge refinancing boom put dollars in the pockets of consumers and helped to heal some overstretched personal balance sheets. An intense focus on corporate governance and accounting practices has set the stage for cleaner, more meaningful earnings statements, as well as

Total Return Portfolio                   Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


more accountable and stronger boards of directors. Several liquidity crises and bankruptcies led to a reassessment of corporate debt structures and the much needed repair of corporate balance sheets. While painful to endure, each of these actions was needed and should pave the way for a somewhat smoother ride in 2003.

We look toward continued modest gross domestic product (GDP) gains in 2003, although we expect the mix of GDP growth to be a bit different, with corporations contributing more of the gains as opposed to the consumer. Low inventory levels, pent up demand and sufficient liquidity would seem to set the stage for a corporate spending recovery and, thus we have maintained our out-sized exposure to those companies most leveraged to a resurgence of capital spending.

As always, we will diligently watch for any shifts in relative attractiveness within the market sectors and position the Portfolio accordingly.

We appreciate your investment in Alliance Total Return Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Frank Caruso

Frank Caruso
Vice President and Portfolio Manager


/s/ Andrew Aran

Andrew Aran
Vice President and Portfolio Manager

Total Return Portfolio                    Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Performance Update

ALLIANCE TOTAL RETURN PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92*-12/31/02


Alliance Total Return Portfolio: $23,353
60% S&P 500 Stock Index/40% LB Gov't/Credit Bond Index: $21,082


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Alliance Total Return Portfolio        60% S&P 500 Stock Index/40% LB Gov't/Credit Bond Index
-------------------------------------------------------------------------------------------------------------
12/31/92*                     10000                                           10000
12/31/93                      10970                                           10867
12/31/94                      10556                                           10620
12/31/95                      13055                                           13596
12/31/96                      15036                                           15381
12/31/97                      18210                                           18816
12/31/98                      21303                                           22630
12/31/99                      22695                                           25017
12/31/00                      25536                                           24620
12/31/01                      26116                                           23529
12/31/02                      23353                                           21082

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 12/31/92* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The 60% S&P 500 S&P Stock Index/40% LB Government/Credit Bond Index represents a 60%/40% blend of both indices. The unmanaged Standard and Poor's (S&P) 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market. The Lehman Brothers Government/Credit Bond Index represents a combination of two indices. The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 Year Government Index and the 20-Year Treasury Index. The Lehman Brothers Credit Bond Index includes all publicly issued fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Total Return Portfolio.

--------------------------------------------------------------------------------
* Since closest month-end after Portfolio's inception date of 12/28/92.

Total Return Portfolio
Ten Largest Holdings
December 31, 2002                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

================================================================================
COMPANY                            U.S. $ VALUE      PERCENT OF NET ASSETS
================================================================================
U.S. Treasury Notes                $33,399,677                19.1%
U.S. Treasury Bonds                  6,227,280                 3.6
Federal National Mortgage Assoc.     4,777,351                 2.7
Citigroup, Inc.                      4,456,317                 2.5
Union Package Corp.                  4,071,720                 2.3
J.P. Morgan Chase & Co.              3,864,000                 2.2
Bank of America Corp.                3,401,973                 1.9
Philip Morris Cos., Inc.             2,835,082                 1.6
Wyeth                                2,718,980                 1.6
Pfizer, Inc.                         2,705,445                 1.6
                                   -----------                ----
                                   $68,457,825                39.1%

Total Return Portfolio
Portfolio Of Investments
December 31, 2002                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-49.5%
FINANCE-14.6%
BANKING -
  MONEY CENTERS-2.2%
J.P. Morgan Chase & Co. ....................           161,000       $ 3,864,000
                                                                     -----------
BANKS - REGIONAL-3.2%
Bank of America Corp. ......................            48,900         3,401,973
Bank One Corp. .............................            60,000         2,193,000
                                                                     -----------
                                                                       5,594,973
                                                                     -----------
BROKERAGE & MONEY
  MANAGEMENT-1.6%
Merrill Lynch & Co., Inc. ..................            51,800         1,965,810
Morgan Stanley .............................            22,000           878,240
                                                                     -----------
                                                                       2,844,050
                                                                     -----------
INSURANCE-2.3%
ACE, Ltd. (Bermuda) ........................            46,000         1,349,640
American International Group,
  Inc. .....................................            46,000         2,661,100
                                                                     -----------
                                                                       4,010,740
                                                                     -----------
MORTGAGE BANKING-2.1%
Fannie Mae .................................            27,000         1,736,910
Federal Home Loan Mortgage
  Corp. ....................................            15,000           885,750
The PMI Group, Inc. ........................            13,600           408,544
Washington Mutual, Inc. ....................            21,000           725,130
                                                                     -----------
                                                                       3,756,334
                                                                     -----------
MISCELLANEOUS-3.2%
Citigroup, Inc. ............................           117,500         4,134,825
MBNA Corp. .................................            72,525         1,379,425
                                                                     -----------
                                                                       5,514,250
                                                                     -----------
                                                                      25,584,347
                                                                     -----------
HEALTH CARE-7.1%
DRUGS-4.3%
Pfizer, Inc. ...............................            88,500         2,705,445
Schering-Plough Corp. ......................            99,000         2,197,800
Wyeth ......................................            72,700         2,718,980
                                                                     -----------
                                                                       7,622,225
                                                                     -----------
MEDICAL SERVICES-2.8%
Cardinal Health, Inc. ......................            19,700         1,166,043
HCA Healthcare Corp. .......................            32,500         1,348,750
Tenet Healthcare Corp. (a) .................            55,500           910,200
WellPoint Health
  Networks (a) .............................            20,000         1,423,200
                                                                     -----------
                                                                       4,848,193
                                                                     -----------
                                                                      12,470,418
                                                                     -----------
TECHNOLOGY-6.0%
COMMUNICATION
  EQUIPMENT-1.0%
Juniper Networks, Inc. (a) .................           210,500         1,431,400
Lucent Technologies, Inc. (a) ..............           332,000           418,320
                                                                     -----------
                                                                       1,849,720
                                                                     -----------
COMPUTER HARDWARE/
  STORAGE-0.6%
Hewlett-Packard Co. ........................            58,000         1,006,880
                                                                     -----------
COMPUTER SERVICES-1.1%
First Data Corp. ...........................            53,000         1,876,730
                                                                     -----------
CONTRACT
  MANUFACTURING-0.5%
Flextronics International, Ltd.
  (Singapore) (a) ..........................            38,050           311,630
Solectron Corp. (a) ........................           175,000           621,250
                                                                     -----------
                                                                         932,880
                                                                     -----------
SEMI-CONDUCTOR
  COMPONENTS-2.3%
Altera Corp. (a) ...........................           102,000         1,258,680
Intersil Corp. Cl.A, (a) ...................            30,500           425,170
Marvell Technology Group,
  Ltd. (Bermuda) (a) .......................            46,000           867,560
Maxim Integrated Products ..................            26,500           875,560
Micron Technology, Inc. (a) ................            55,000           535,700
                                                                     -----------
                                                                       3,962,670
                                                                     -----------
SOFTWARE-0.5%
VERITAS Software Corp. (a) .................            60,000           937,200
                                                                     -----------
                                                                      10,566,080
                                                                     -----------
ENERGY-5.6%
DOMESTIC
  INTEGRATED-0.4%
Occidental Petroleum Corp. .................            28,000           796,600
                                                                     -----------
DOMESTIC
  PRODUCERS-0.9%
Kerr-McGee Corp. ...........................            35,000         1,550,500
                                                                     -----------
INTERNATIONAL-2.7%
BP Plc (ADR)
  (United Kingdom) .........................            34,500         1,402,425
ChevronTexaco Corp. ........................            23,500         1,562,280
Exxon Mobil Corp. ..........................            50,000         1,747,000
                                                                     -----------
                                                                       4,711,705
                                                                     -----------
OIL SERVICE-0.2%
GlobalSantaFe Corp. ........................            12,500           304,000
                                                                     -----------
MISCELLANEOUS-1.4%
Conocophillips .............................            50,100         2,424,339
                                                                     -----------
                                                                       9,787,144
                                                                     -----------
CONSUMER
  SERVICES-4.0%
BROADCASTING &
  CABLE-3.1%
AOL Time Warner (a) ........................            40,000           524,000
Comcast Corp. Cl.A (a) .....................            69,050         1,627,509
Special Cl.A (a) ...........................            38,500           868,560
Cox Communications, Inc.
  Cl.A (a) .................................            30,500           866,200
Viacom, Inc. Cl.B (a) ......................            37,100         1,512,196
                                                                     -----------
                                                                       5,398,465
                                                                     -----------

Total Return Portfolio
Portfolio Of Investments
(continued)                               Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
ENTERTAINMENT &
  LEISURE-0.9%
Carnival Corp. .............................            62,000       $ 1,546,900
                                                                     -----------
                                                                       6,945,365
                                                                     -----------
UTILITIES-3.6%
ELECTRIC & GAS
  UTILITIES-1.6%
Ameren Corp. ...............................            18,500           769,045
Constellation Energy Group .................            38,000         1,057,160
Entergy Corp. ..............................            21,000           957,390
                                                                     -----------
                                                                       2,783,595
                                                                     -----------
TELEPHONE
  UTILITIES-2.0%
AT&T Corp. .................................            60,000         1,566,600
SBC Communications, Inc. ...................            40,000         1,084,400
Sprint Corp. ...............................            56,000           810,880
                                                                     -----------
                                                                       3,461,880
                                                                     -----------
                                                                       6,245,475
                                                                     -----------
CONSUMER
  STAPLES-3.0%
BEVERAGES-0.4%
Anheuser Busch Cos., Inc. ..................            15,500           750,200
                                                                     -----------
COSMETICS-0.7%
Avon Products, Inc. ........................            24,590         1,324,663
                                                                     -----------
RETAIL - FOOD &
  DRUG-0.3%
Kroger Co. (a) .............................            32,000           494,400
                                                                     -----------
TOBACCO-1.6%
Philip Morris Cos., Inc. ...................            67,500         2,735,775
                                                                     -----------
                                                                       5,305,038
                                                                     -----------
TRANSPORTATION-2.2%
RAILROAD-2.2%
Burlington Northern Santa Fe
  Corp. ....................................            27,500           715,275
Union Pacific Corp. ........................            53,300         3,191,071
                                                                     -----------
                                                                       3,906,346
                                                                     -----------
CAPITAL GOODS-1.6%
ELECTRICAL
  EQUIPMENT-0.5%
Johnson Controls, Inc. .....................            10,900           873,853
                                                                     -----------
MISCELLANEOUS-1.1%
United Technologies Corp. ..................            30,500         1,889,170
                                                                     -----------
                                                                       2,763,023
                                                                     -----------
BASIC INDUSTRIES-0.9%
CHEMICALS-0.9%
E.I. du Pont de Nemours
  & Co. ....................................            22,500           954,000
Lyondell Chemical Co. ......................            54,500           688,880
                                                                     -----------
                                                                       1,642,880
                                                                     -----------
MULTI-INDUSTRY
  COMPANIES-0.6%
Tyco International, Ltd. ...................            58,300           995,764
                                                                     -----------

                                                     Shares or
                                                     Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
AEROSPACE &
  DEFENSE-0.3%
AEROSPACE-0.3%
Goodrich Corp. .............................            25,500       $   467,160
                                                                     -----------
Total Common Stocks
  (cost $96,503,621) .......................                          86,679,040
                                                                     -----------
U.S. GOVERNMENT
  & AGENCY
  OBLIGATIONS-25.4%
Federal National Mortgage Assoc.
    5.00%, 1/15/07 .........................       $     2,000         2,169,900
    6.625%, 10/15/07 .......................             2,250         2,607,451
U.S. Treasury Bonds
    5.375%, 2/15/31 ........................               715           779,685
    6.25%, 8/15/23 .........................             1,400         1,645,220
    6.875%, 8/15/25 ........................             1,650         2,087,445
    8.125%, 8/15/21 ........................                35            49,265
    11.25%, 2/15/15 ........................             1,000         1,665,665
U.S. Treasury Notes
    3.50%, 1/15/11 .........................             3,125         3,431,032
    3.625%, 1/15/08 ........................               898           985,257
    4.625%, 5/15/06 ........................             7,125         7,686,657
    5.00%, 2/15/11 .........................             4,000         4,396,252
    5.625%, 5/15/08 ........................             5,800         6,582,095
    5.75%, 8/15/03 .........................                50            51,412
    5.75%, 8/15/10 .........................             1,000         1,150,079
    6.25%, 2/15/07 .........................             4,600         5,279,043
    6.875%, 5/15/06 ........................             2,750         3,164,865
    7.50%, 2/15/05 .........................               600           672,985
                                                                     -----------
Total U.S. Government &
  Agency Obligations
  (cost $40,632,606) .......................                          44,404,308
                                                                     -----------
CORPORATE DEBT
  OBLIGATIONS-17.1%
AEROSPACE/DEFENSE-0.2%
Northrop Grumman Corp.
  7.125%, 2/15/11 ..........................               225           256,135
Raytheon Co.
  8.20%, 3/01/06 ...........................               150           168,647
                                                                     -----------
                                                                         424,782
                                                                     -----------
BANKING-2.7%
Abbey National Capital
  Trust I Plc
  8.963%, 12/29/49 .........................                66            82,114
Bank One Corp.
  7.875%, 8/01/10 ..........................               200           240,054
Barclays Bank Plc
  8.55%, 9/29/49 (b) .......................                50            61,149
Citicorp
  6.375%, 11/15/08 .........................               500           560,194
Citigroup, Inc.
  5.625%, 8/27/12 ..........................               250           263,361
  7.25%, 10/01/10 ..........................                50            58,131
Development Bank of Singapore
  7.125%, 5/15/11 (b) ......................               500           564,532

                                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

                                                     Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
First Massachusetts Bank
  7.625%, 6/15/11 ..........................        $      200        $  232,783
First Union Capital II
  7.95%, 11/15/29 ..........................               150           176,192
First Union National Bank
  7.80%, 8/18/10 ...........................               400           483,617
FMR Corp.
  7.57%, 6/15/29 (b) .......................               140           168,845
HSBC Capital Funding LP
  10.176%, 12/31/49 (b)(c) .................               560           788,454
Sanwa Bank, Ltd.
  7.40%, 6/15/11 ...........................               400           394,843
US Bancorp
  7.50%, 6/01/26 ...........................               400           473,876
Zions Financial Corp.
  6.95%, 5/15/06 ...........................               200           213,086
                                                                     -----------
                                                                       4,761,231
                                                                     -----------
BROADCASTING/
  MEDIA-0.5%
AT&T Corp. - Liberty Media
  Corp. 8.25%, 2/01/30 .....................               250           263,811
Clear Channel
  Communications, Inc.
  7.875%, 6/15/05 ..........................               150           164,333
Liberty Media Corp.
  7.875%, 7/15/09 ..........................               150           162,927
News America Holdings, Inc.
  8.25%, 10/17/96 ..........................                60            59,519
Time Warner, Inc.
  7.75%, 6/15/05 ...........................               140           149,264
                                                                     -----------
                                                                         799,854
                                                                     -----------
BUILDING/
  REAL ESTATE-0.3%
Beazer Homes USA, Inc.
  8.375%, 4/15/12 ..........................               100           103,500
CRH America, Inc.
  6.95%, 3/15/12 ...........................               250           280,553
EOP Operating LP
  8.375%, 3/15/06 ..........................                35            39,369
Meritage Corp.
  9.75%, 6/01/11 ...........................               100           105,000
                                                                     -----------
                                                                         528,422
                                                                     -----------
CABLE-0.2%
Charter Communications
  Holdings, Inc.
  10.00%, 5/15/11 ..........................               200            90,000
  10.00%, 4/01/09 ..........................               100            45,000
Cox Communications, Inc.
  7.75%, 11/01/10 ..........................               200           228,132
                                                                     -----------
                                                                         363,132
                                                                     -----------
CHEMICALS-0.2%
Praxair, Inc.
  6.375%, 4/01/12 ..........................               250           279,967
                                                                     -----------
COMMUNICATIONS-2.0%
AT&T Corp.
  7.80%, 11/15/11 (b) ......................               100           109,513
  8.00%, 11/15/31 (b) ......................               250           276,505
British Telecommunications Plc
  8.375%, 12/15/10 .........................               700           840,739
  8.875%, 12/15/30 .........................               350           447,824
KPN NV
  8.375%, 10/01/30 .........................               500           619,077
Paramount Communications,
  Inc. 7.50%, 7/15/23 ......................               300           315,290
Qwest Capital Funding, Inc.
  5.875%, 8/03/04 ..........................               325           274,625
  7.75%, 8/15/06 ...........................                45            32,625
Qwest Services Corp.
  13.50%, 12/15/10 .........................               259           270,655
Sprint Capital Corp.
  6.875%, 11/15/28 .........................               350           282,646
                                                                     -----------
                                                                       3,469,499
                                                                     -----------
COMMUNICATIONS -
  MOBILE-0.7%
AT&T Wireless Services, Inc.
  8.125%, 5/01/12 ..........................               500           503,476
  7.875%, 3/01/11 ..........................               500           503,397
TELUS Corp.
  7.50%, 6/01/07 ...........................               200           195,000
                                                                     -----------
                                                                       1,201,873
                                                                     -----------
ENERGY-0.8%
Apache Finance PTY, Ltd.
  6.50%, 12/15/07 ..........................               250           283,618
Conoco, Inc. 5.90%, 4/15/04 ................               150           157,068
Devon Energy Corp.
  7.95%, 4/15/32 ...........................               500           603,012
Union Pacific Resources Group,
  Inc. 7.30%, 4/15/09 ......................               150           175,623
XTO Energy, Inc.
  7.50%, 4/15/12 ...........................               100           106,750
                                                                     -----------
                                                                       1,326,071
                                                                     -----------
FINANCIAL-3.4%
American Reinsurance
  7.45%, 12/15/26 ...........................              140           146,289
Cho Hung Bank Co., Ltd.
  11.875%, 4/01/10 (b) ......................               80            92,184
Countrywide Home Loan, Inc.
  4.25%, 12/19/07 ...........................              250           253,305
Ford Motor Credit Co.
  6.00%, 1/14/03 ............................              150           150,058
  7.375%, 2/01/11 ...........................              400           389,537
  7.875%, 6/15/10 ...........................              100           100,766
General Electric Capital Corp.
  5.00%, 6/15/07 ............................              500           529,951
  5.875%, 2/15/12 ...........................              500           535,491

Total Return Portfolio
Portfolio Of Investments
(continued)                               Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

                                                     Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.
  6.60%, 1/15/12 ............................     $        500      $    553,449
  6.65%, 5/15/09 ............................              200           220,741
Heller Financial, Inc.
  8.00%, 6/15/05 ............................              115           129,693
Household Finance Corp.
  5.75%, 1/30/07 ............................              200           209,512
  6.375%, 10/15/11 ..........................              400           418,906
  6.50%, 1/24/06 ............................               75            79,924
  7.875%, 3/01/07 ...........................              150           167,706
Lehman Brothers Holdings, Inc.
  6.625%, 4/01/04 ...........................              145           152,910
  7.875%, 8/15/10 ...........................              150           177,741
Markel Capital Trust I
  8.71%, 1/01/46 ............................              200           154,409
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09 ............................              500           543,970
Morgan Stanley Dean Witter
  & Co.
  5.625%, 1/20/04 ...........................               75            78,041
  7.75%, 6/15/05 ............................              125           139,542
Normandy Finance, Ltd.
  7.50%, 7/15/05 (b) ........................              500           534,626
The Hartford Financial
Services, Inc.
  6.375%, 11/01/08 ..........................              125           134,350
                                                                     -----------
                                                                       5,893,101
                                                                     -----------
FOOD/BEVERAGE-0.4%
Fosters Finance Corp.
  6.875%, 6/15/11 (b) .......................              200          227,998
Kellogg Co. Cl.B
  6.60%, 4/01/11 ............................              300          338,419
Philip Morris Cos., Inc.
  7.75%, 1/15/27 ............................               90           99,307
                                                                    -----------
                                                                        665,724
                                                                    -----------
HEALTHCARE-0.2%
Triad Hospitals, Inc.
  8.75%, 5/01/09 ............................              280          301,350
                                                                    -----------
INDUSTRIAL-0.7%
Continental Cablevision, Inc.
  9.00%, 9/01/08 ............................              300          342,507
General Motors Corp.
  7.20%, 1/15/11 ............................              250          251,426
Tyco International Group, SA
  6.375%, 10/15/11 ..........................              200          187,367
Waste Management Inc.
  6.375%, 11/15/12 (b) ......................              500          515,463
                                                                    -----------
                                                                      1,296,763
                                                                    -----------
INSURANCE-0.1%
Loews Corp.
  6.75%, 12/15/06 ...........................              100          108,147
Lumbermens Mutual Casualty
  9.15%, 7/01/26 ............................              150           68,627
                                                                    -----------
                                                                        176,774
                                                                    -----------
MUNICIPAL
  OBLIGATION-0.2%
Dallas-Fort Worth Texas
International Airport Facility
  7.07%, 11/01/24 ...........................              400          431,096
                                                                    -----------
NON-AIR
  TRANSPORTATION-0.8%
CNF, Inc.
  7.35%, 6/01/05 ............................              200          209,281
CSX Corp.
  6.75%, 3/15/11 ............................              250          279,534
Union Pacific Corp.
  6.625%, 2/01/29 ...........................              800          880,649
                                                                    -----------
                                                                      1,369,464
                                                                    -----------
PAPER/PACKAGING-0.7%
Abitibi-Consolidated, Inc.
  8.30%, 8/01/05 ............................               25           26,659
Domtar, Inc.
  7.875%, 10/15/11 ..........................              250          292,666
MeadWestvaco Corp.
  6.85%, 4/01/12 ............................              500          555,779
Owens Brockway Glass
  8.875%, 2/15/09 (b) .......................              150          155,250
Weyerhaeuser Co.
  6.75%, 3/15/12 (b) ........................              250          273,056
                                                                    -----------
                                                                      1,303,410
                                                                    -----------
PETROLEUM PRODUCTS-0.3%
Canadian Natural Resources, Ltd.
  6.70%, 7/15/11 ............................              300          334,030
Petronas Capital, Ltd.
  7.00%, 5/22/12 (b) ........................              150          163,687
                                                                    -----------
                                                                        497,717
                                                                    -----------
PUBLIC UTILITIES -
  ELECTRIC & GAS-1.5%
Dominion Resources Capital
Trust III
  8.40%, 1/15/31 ............................              200          219,487
Dominion Resources, Inc.
  8.125%, 6/15/10 ...........................              150          174,810
DPL, Inc.
  8.25%, 3/01/07 ............................              550          532,068
Elwood Energy LLC
  8.159%, 7/05/26 ...........................              245          227,213
FirstEnergy Corp. Series C
  7.375%, 11/15/31 ..........................              500          486,393
FPL Energy Virginia
  7.52%, 6/30/19 (b) ........................              263          260,611
Nevada Power Co. Series A
  8.25%, 6/01/11 ............................              200          186,307
Progress Energy, Inc.
  7.10%, 3/01/11 ............................              400          441,667
Yorkshire Power
  8.25%, 2/15/05 (b) ........................              150          169,769
                                                                    -----------
                                                                      2,698,325
                                                                    -----------

                                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

                                                     Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
PUBLIC UTILITIES -
  TELEPHONE-0.7%
New Jersey Bell Telephone
  8.00%, 6/01/22 .............................   $         500      $    603,227
Verizon Maryland, Inc.
 6.125%, 3/01/12 .............................             500           541,788
Verizon New York, Inc.
  6.875%, 4/01/12 ............................             100           112,574
                                                                     -----------
                                                                       1,257,589
                                                                     -----------
RETAIL-0.3%
J.C. Penney Co., Inc.
  7.60%, 4/01/07 .............................             100           101,750
Kohl's Corp.
  7.25%, 6/01/29 .............................             150           176,803
Toys "R" Us, Inc.
  7.625%, 8/01/11 ............................             250           247,971
                                                                     -----------
                                                                         526,524
                                                                     -----------
SERVICE-0.1%
Allied Waste North America
  10.00%, 8/01/09 ............................             150           149,625
                                                                     -----------
SOVEREIGN-0.1%
Quebec Province of Canada
  7.50%, 9/15/29 .............................             150           187,801
                                                                     -----------
Total Corporate Debt
  Obligations
  (cost $27,933,698) .........................                        29,910,094
                                                                     -----------

                                                     Shares or
                                                     Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
PREFERRED STOCK-0.6%
AUTOMOTIVE-0.2%
Ford Motor Co. Capital
  Trust II ...................................          10,000      $    408,500
                                                                     -----------
FINANCIAL-0.1%
Sovereign Real Estate Investor
  Trust (b) ..................................          90,000           100,125
                                                                     -----------
PUBLIC UTILITIES -
  ELECTRIC & GAS-0.3%
DTE Energy Trust I ...........................          20,000           527,500
                                                                     -----------
Total Preferred Stock
  (cost $1,077,884) ..........................                         1,036,125
                                                                     -----------
YANKEE BONDS-0.1%
YANKEE BONDS-0.1%
Imperial Tobacco
  7.125%, 4/01/09
  (cost $169,629) ............................            $170           189,540
                                                                     -----------
SHORT-TERM
  INVESTMENT-6.7%
TIME DEPOSIT-6.7%
State Street Euro Dollar
  0.75%, 1/02/03
  (cost $11,745,000) .........................          11,745        11,745,000
                                                                     -----------
TOTAL
  INVESTMENTS-99.4%
(cost $178,062,438) ..........................                       173,964,107
Other assets less
  liabilities (d)-0.6% .......................                         1,008,130
                                                                    ------------
NET ASSETS-100% ..............................                      $174,972,237
                                                                    ============


--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2002, the aggregate market value of these securities amounted to $5,334,926 or 3.0% of net assets.
(c) Variable rate coupon, rate shown as of December 31, 2002.
(d) Includes cash collateral received of $16,178,000 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                           Current
                                            Yield      Shares            Value
                                          --------    --------       -----------
     UBS Private Money Market Fund, LLC     1.46%    16,178,000      $16,178,000

     Glossary:
     ADR - American Depositary Receipt

     See Notes to Financial Statements.

Total Return Portfolio
Statement Of Assets And Liabilities
December 31, 2002                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $178,062,438) .....................   $ 173,964,107(a)
   Cash ........................................................................             495
   Collateral held for securities loaned .......................................      16,178,000
   Dividends and interest receivable ...........................................       1,283,248
   Receivable for capital stock sold ...........................................          27,931
   Receivable for investment securities sold ...................................          10,259
                                                                                   -------------
   Total assets ................................................................     191,464,040
                                                                                   -------------
LIABILITIES
   Payable for collateral received on securities loaned ........................      16,178,000
   Payable for capital stock redeemed ..........................................         157,288
   Advisory fee payable ........................................................          93,305
   Accrued expenses ............................................................          63,210
                                                                                   -------------
   Total liabilities ...........................................................      16,491,803
                                                                                   -------------
NET ASSETS .....................................................................   $ 174,972,237
                                                                                   =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................................   $      11,437
   Additional paid-in capital ..................................................     193,095,525
   Undistributed net investment income .........................................       4,970,043
   Accumulated net realized loss on investment and foreign
     currency transactions .....................................................     (19,006,437)
   Net unrealized depreciation of investments ..................................      (4,098,331)
                                                                                   -------------
                                                                                   $ 174,972,237
                                                                                   =============
Class A Shares
   Net assets ..................................................................   $ 171,670,138
                                                                                   =============
   Shares of capital stock outstanding .........................................      11,221,169
                                                                                   =============
   Net asset value per share ...................................................   $       15.30
                                                                                   =============
Class B Shares
   Net assets ..................................................................   $   3,302,099
                                                                                   =============
   Shares of capital stock outstanding .........................................         216,313
                                                                                   =============
   Net asset value per share ...................................................   $       15.27
                                                                                   =============


--------------------------------------------------------------------------------
(a) Includes securities on loan with a value of $15,634,886 (see Note F).

    See Notes to Financial Statements.

Total Return Portfolio
Statement Of Operations
Year Ended December 31, 2002              Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest ...................................................   $  4,515,898
   Dividends (net of foreign taxes withheld of $5,571) ........      1,907,393
                                                                  ------------
   Total investment income ....................................      6,423,291
                                                                  ------------
EXPENSES
   Advisory fee ...............................................      1,131,591
   Distribution fee--Class B ..................................          4,256
   Custodian ..................................................        130,818
   Administrative .............................................         69,000
   Audit and legal ............................................         62,293
   Printing ...................................................         11,149
   Directors' fees and expenses ...............................          1,526
   Transfer agency ............................................            947
   Miscellaneous ..............................................         17,983
                                                                  ------------
   Total expenses .............................................      1,429,563
                                                                  ------------
   Net investment income ......................................      4,993,728
                                                                  ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on:
   Investment transactions ....................................    (15,456,901)
   Foreign currency transactions ..............................            (25)
   Net change in unrealized appreciation/depreciation of
     investments ..............................................    (10,994,614)
                                                                  ------------
   Net loss on investment and foreign currency transactions ...    (26,451,540)
                                                                  ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................   $(21,457,812)
                                                                  ============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

Total Return Portfolio
Statement Of Changes In Net Assets        Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


                                                                             Year Ended        Year Ended
                                                                             December 31,      December 31,
                                                                                2002               2001
                                                                            ==============   ================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income .................................................   $   4,993,728    $   3,590,417
  Net realized loss on investment and foreign currency transactions .....     (15,456,926)        (599,424)
  Net change in unrealized appreciation/depreciation of investments .....     (10,994,614)        (353,682)
                                                                            -------------    -------------
  Net increase (decrease) in net assets from operations .................     (21,457,812)       2,637,311
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A .............................................................      (3,555,334)      (2,234,141)
    Class B .............................................................         (24,488)              -0-
  Net realized gain on investment transactions
    Class A ............................................................      (2,101,896)      (3,254,079)
    Class B ............................................................         (14,899)              -0-
  Distributions in excess of net realized gain on investment transactions
    Class A .............................................................             -0-         (677,076)
CAPITAL STOCK TRANSACTIONS
  Net increase ..........................................................      17,458,182       97,460,305
                                                                            -------------    -------------
  Total increase (decrease) .............................................      (9,696,247)      93,932,320
NET ASSETS
  Beginning of period ...................................................     184,668,484       90,736,164
                                                                            -------------    -------------
 End of period (including undistributed net investment income of
    $4,970,043 and $3,559,572, respectively) ............................   $ 174,972,237    $ 184,668,484
                                                                            =============    =============



--------------------------------------------------------------------------------
See Notes to Financial Statements.

Total Return Portfolio
Notes To Financial Statements
December 31, 2002                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


NOTE A: Significant Accounting Policies
The Total Return Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to achieve a high return through a combination of current income and capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Total Return Portfolio
Notes To Financial Statements
(continued)                               Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, tax treatment of bond premium and tax character of distributions resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

6. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .625 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

During the year ended December 31, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2002, the Portfolio received no such waivers/reimbursements.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement to the Adviser amounted to $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002 amounted to $259,136, none of which was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:


Purchases:
Stocks and debt obligations .................................... $92,708,733.59
U.S. government and agencies ...................................     19,497,206
Sales:
Stocks and debt obligations .................................... $   84,822,650
U.S. government and agencies ...................................     14,277,025




At December 31, 2002, the cost of investments for federal income tax purposes was $178,919,587. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:


Gross unrealized appreciation .................................. $   11,777,747
Gross unrealized depreciation ..................................    (16,733,227)
                                                                 --------------
Net unrealized depreciation .................................... $   (4,955,480)
                                                                 ==============

1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract. At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an

Total Return Portfolio
Notes To Financial Statements
(continued)                               Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:




                                                     2002            2001
                                                 ==========       ==========
Distributions paid from:
  Ordinary income ...........................   $ 4,856,562      $ 2,257,494
  Net long-term capital gains ...............       840,055        3,907,802
                                                -----------      -----------
Total taxable distributions .................     5,696,617        6,165,296
                                                -----------      -----------
Total distributions paid ....................   $ 5,696,617      $ 6,165,296
                                                ===========      ===========


As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:



Undistributed ordinary income ................................ $   4,970,043
Accumulated capital and other losses .........................   (18,149,288)(a)
Unrealized appreciation/(depreciation) .......................    (4,955,480)(b)
                                                               -------------
Total accumulated earnings/(deficit) ......................... $ (18,134,725)
                                                               =============



(a) On December 31, 2002, the Portfolio had a capital loss carryforward of $16,290,423 all of which will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $1,858,865.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $15,634,886 and received cash collateral of $16,178,800, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $28,410 which is included in interest income in the accompanying statement of operations.

                                         Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


NOTE G: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                               ====================================       =====================================
                                                              Shares                                    Amount
                                               ====================================       =====================================
                                                Year Ended           Year Ended             Year Ended            Year Ended
                                                December 31,        December 31,           December 31,          December 31,
                                                   2002                 2001                   2002                  2001
                                               =============      =================       ==============       ================
Class A
Shares sold ..............................        2,476,767           5,276,804            $ 40,916,841          $ 94,753,113
Shares issued in connection with
  the acquisition of Brinson Series
  Trust Balanced Portfolio ...............               -0-            704,488                      -0-           12,369,676
Shares issued in reinvestment of
  dividends and distributions ............          352,256             339,125               5,657,229             6,165,296
Shares redeemed ..........................       (1,980,636)           (986,886)            (31,050,188)          (17,390,546)
                                                -----------           ---------            ------------          ------------
Net increase .............................        848,387             5,333,531            $ 15,523,882          $ 95,897,539
                                                ===========           =========            ============          ============

                                                Year Ended        October 26, 2001*         Year Ended         October 26, 2001*
                                                December 31,       to December 31,         December 31,        to December 31,
                                                   2002                 2001                   2002                  2001
                                               =============      =================       ==============       ================
Class B
Shares sold ..............................          180,775               1,114            $  2,760,763          $     19,680
Shares issued in connection with
  the acquisition of Brinson Series
  Trust Balanced Portfolio ...............               -0-             90,728                      -0-            1,593,583
Shares issued in reinvestment of
  dividends and distributions ............            2,455                  -0-                 39,387                    -0-
Shares redeemed ..........................          (55,871)             (2,888)               (865,850)              (50,497)
                                                -----------           ---------            ------------          ------------
Net increase .............................          127,359              88,954            $  1,934,300          $  1,562,766
                                                ===========           =========            ============          ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk
Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I:Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.



--------------------------------------------------------------------------------
* Commencement of distribution.

Total Return Portfolio
Notes To Financial Statements
(continued)                               Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


NOTE J: Acquisition of Brinson Series Trust Balanced Portfolio
On October 26, 2001, the Portfolio acquired all the assets and liabilities, of the Brinson Series Trust Balanced Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Balanced Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 795,216 shares of the Portfolio for 1,750,377 shares of Brinson Series Trust Balanced Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Balanced Portfolio immediately before the acquisition were $159,038,305 and $13,963,259 (including $105,721 net unrealized appreciation of investments), respectively. Immediately after the acquisition the combined net assets of the Portfolio amounted to $173,001,564.

Total Return Portfolio
Financial Highlights                      Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  ================================================================
                                                                              Class  A
                                                  ================================================================
                                                                        Year Ended December 31,
                                                  ================================================================
                                                   2002          2001(a)        2000           1999          1998
                                                  ======         ======        ======         ======        ======
Net asset value, beginning of period .........    $17.65         $18.01        $17.49         $18.06        $16.92
                                                  ------         ------        ------         ------        ------
Income From Investment Operations
---------------------------------
Net investment income (b) ....................       .45            .44           .48            .44           .41(c)
Net realized and unrealized gain (loss)
on investment and foreign
currency transactions ........................     (2.29)          (.01)         1.63            .70          2.36
                                                  ------         ------        ------         ------        ------
Net increase (decrease) in net asset value
from operations ..............................     (1.84)           .43          2.11           1.14          2.77
                                                  ------         ------        ------         ------        ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income .........      (.32)          (.28)         (.39)          (.36)         (.29)
Distributions from net realized gain on
  investment transactions ....................      (.19)          (.42)        (1.20)         (1.35)        (1.34)
Distributions in excess of net realized gain
  on investment transactions .................        -0-          (.09)           -0-            -0-           -0-
                                                  ------         ------        ------         ------        ------
Total dividends and distributions ............      (.51)          (.79)        (1.59)         (1.71)        (1.63)
                                                  ------         ------        ------         ------        ------
Net asset value, end of period ...............    $15.30         $17.65        $18.01         $17.49        $18.06
                                                  ======         ======        ======         ======        ======

Total Return
------------
Total investment return based on
net asset value (d) ..........................    (10.58)%         2.27%        12.52%          6.53%        16.99%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted).....  $171,670       $183,098       $90,736        $75,170       $59,464
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements .......................       .79%           .78%          .87%           .86%          .88%
  Expenses, before waivers
    and reimbursements .......................       .79%           .78%          .87%           .86%          .95%
  Net investment income ......................      2.76%          2.50%         2.77%          2.48%         2.41%(c)
Portfolio turnover rate ......................        57%            71%          102%            91%           57%



--------------------------------------------------------------------------------
See footnote summary on page 20.

Total Return Portfolio
Financial Highlights
(continued)                               Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                          ============================
                                                                                                    Class  B
                                                                                          ============================
                                                                                                          October 26,
                                                                                                            2001(e)
                                                                                            Year Ended        to
                                                                                           December 31,   December 31,
                                                                                               2002         2001(a)
                                                                                           ============   ============
Net asset value, beginning of period .................................................        $17.65        $17.56
                                                                                              ------        ------
Income From Investment Operations
---------------------------------
Net investment income (b) ............................................................           .39           .06
Net realized and unrealized gain (loss) on investment and foreign
  currency transactions ..............................................................         (2.27)          .03
                                                                                              ------        ------
Net increase (decrease) in net asset value from operations ...........................         (1.88)          .09
                                                                                              ------        ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income .................................................          (.31)           -0-
Distributions from net realized gain on investment transactions ......................          (.19)           -0-
                                                                                              ------        ------
Total dividends and distributions ....................................................          (.50)           -0-
                                                                                              ------        ------
Net asset value, end of period .......................................................        $15.27        $17.65
                                                                                              ======        ======
Total Return
------------
Total investment return based on net asset value (d) .................................        (10.80)%         .51%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted) ............................................        $3,302        $1,570
Ratio to average net assets of:
  Expenses ...........................................................................          1.05%         1.00%(f)
  Net investment income ..............................................................          2.51%         1.80%(f)
Portfolio turnover rate ..............................................................            57%           71%



--------------------------------------------------------------------------------
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.02 and $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and $.02, and decrease the ratio of net investment income to average net assets from 2.61% to 2.50% for Class A and from 2.41% to 1.80% for Class
    B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Commencement of distribution.

(f) Annualized.

Report Of Ernst & Young llp
Independent Auditors                      Alliance Variable Products Series Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Total Return Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Total Return Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 3, 2003

Total Return Portfolio                    Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Board Of Directors
John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)

William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


DISTRIBUTOR
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

Total Return Portfolio                    Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Management of the Fund

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
                                                                               IN FUND               OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                           COMPLEX            DIRECTORSHIPS
      ADDRESS,                           OCCUPATION(S)                       OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS                      DIRECTOR              DIRECTOR
-----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
John D. Carifa,** 57           President, Chief Operating Officer and            114                  None
1345 Avenue of the Americas    a Director of Alliance Capital Management
New York, NY 10105             Corporation ("ACMC"), with which he has
(13)                           been associated since prior to 1998.

DISINTERESTED DIRECTORS
Ruth Block, #+, 72             Formerly an Executive Vice President and          93                   None
P.O. Box 4623                  Chief Insurance Officer of The Equitable
Stamford, CT 06903             Life Assurance Society of the United States;
(11)                           Chairman and Chief Executive Officer of
                               Evlico; formerly a Director of Avon, BP
                               Amoco Corporation (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group, and Donaldson Lufkin &
                               Jenrette Securities Corporation.

David H. Dievler, #+, 73       Independent consultant. Until December            98                   None
P.O. Box 167                   1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762          responsible  for mutual fund administration.
(13)                           Prior to joining ACMC in 1984 he was Chief
                               Financial Officer of Eberstadt Asset
                               Management since 1968.  Prior to that he was
                               a Senior Manager at Price Waterhouse & Co.
                               Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin, #+, 60         Consultant. He was formerly a Senior Advisor      94                   None
P.O. Box 12                    from June 1999 - June 2000 and President
Annandale, NY 12504            of Historic Hudson Valley (December 1989 -
(11)                           May 1999). Previously, Director of the National
                               Academy of Design and during 1988-92, he
                               was Director and Chairman of the Audit
                               Committee of ACMC.

William H. Foulk, Jr., #+, 70  Investment adviser and an independent             110                  None
Suite 100                      consultant. He was formerly Senior
2 Sound View Drive             Manager of Barrett Associates, Inc., a
Greenwich, CT 06830            registered investment adviser, with  which
(13)                           he had been associated since prior to 1998.
                               He was formerly Deputy Comptroller of
                               the State of New York and, prior thereto,
                               Chief Investment Officer of the New York
                               Bank for Savings.


Total Return Portfolio                    Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


                                                                             PORTFOLIOS
                                                                               IN FUND               OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                           COMPLEX            DIRECTORSHIPS
      ADDRESS,                           OCCUPATION(S)                       OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS                      DIRECTOR              DIRECTOR
-----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Clifford L. Michel, #+, 63     Senior Counsel of the law firm of Cahill          93               Placer Dome Inc.
15 St. Bernard's Road          Gordon & Reindel since February 2001
Gladstone, NJ 07934            and a partner of that firm for more than
(11)                           twenty-five years prior thereto. He is
                               President and Chief Executive Officer of
                               Wenonah Development Company
                               (investments) and a Director of Placer
                               Dome Inc. (mining).

Donald J. Robinson, #+, 68     Senior Counsel to the law firm of Orrick,         92                    None
98 Hell's Peak Road            Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161               Formerly a senior partner and a member of
(7)                            the Executive Committee of that firm.
                               He was also a member and Chairman of
                               the Municipal Securities Rulemaking
                               Board and Trustee of the Museum of the
                               City of New York.




--------------------------------------------------------------------------------
*  There is no stated term of office for the Directors.
** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.

Total Return Portfolio                    Alliance Variable Products Series Fund
-------------------------------------------------------------------------------


Officer Information

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*                     POSITION(S) HELD                                 PRINCIPAL OCCUPATION
      AND AGE                             WITH FUND                                   DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57                  Chairman & President                     See biography above.

Andrew Aran, 45                     Vice President                           Senior Vice President of ACMC, with which he has
                                                                             been associated since prior to 1998.

Frank Caruso, 46                    Vice President                           Senior Vice President of Shields/ACMC, with which he
                                                                             has been associated since prior to 1998.

Paul C. Rissman, 46                 Vice President                           Executive Vice President of ACMC, with which he has
                                                                             been associated since prior to 1998.

Edmund P. Bergan, Jr., 52           Secretary                                Senior Vice President and the General Counsel of
                                                                             Alliance Fund Distributors, Inc. ("AFD") and Alliance
                                                                             Global Investor Services Inc. ("AGIS"), with which
                                                                             he has been associated since prior to 1998.

Mark D. Gersten, 52                 Treasurer and Chief                      Senior Vice President of AGIS and Vice President of
                                    Financial Officer                        AFD with which he has been associated since prior to
                                                                             1998.

Thomas R. Manley, 51                Controller                               Vice President of ACMC, with which he has been
                                                                             associated since prior to 1998.


--------------------------------------------------------------------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.